Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[ X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Managed High Income Portfolio Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	$125 per Exchange Act Rules 0-11 (c) (1) (ii), 14a - 6 (I) (1), or
14a - 6 (I) (2).
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a - 6 (i) (3).
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

[DESCRIPTION]            Schedule PRE 14A


                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on June 6, 1997

                               ------------------

To the Shareholders of
  Managed High Income Portfolio Inc.:


     Notice is hereby given that the Annual Meeting of Shareholders of Managed High Income Portfolio Inc. (the "Fund") will be held at the offices of the Fund, 388 Greenwich Street, 23rd Floor, New York, New York at 11:00 a.m. on June 6, 1997 for the following purposes:


     1. To elect two (2) Directors of the Fund (Proposal 1).

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year ending February 28, 1998 (Proposal 2).

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on April 7, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                           By Order of the Board of Directors,



                                           CHRISTINA T. SYDOR
May 7, 1997                                Secretary


--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
-----------                                         --------------
Corporate Accounts
-----------------
(1) ABC Corp.....................................   ABC Corp.
(2) ABC Corp.....................................   John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer.....................   John Doe
(4) ABC Corp. Profit Sharing Plan................   John Doe, Trustee

Trust Accounts
------------

(1) ABC Trust....................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78.............................   Jane B. Doe

Custodian or Estate Accounts
-------------------------

(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA..............   John B. Smith
(2) Estate of John B. Smith......................   John B. Smith, Jr., Executor

                       MANAGED HIGH INCOME PORTFOLIO INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 6, 1997

                               ------------------
                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Managed High Income Portfolio Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on June 6, 1997, at the offices of the Fund, 388 Greenwich Street, 23rd Floor, New York, New York at 11:00 a.m. (New York Time) and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers of the Fund and officers and regular employees of: Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Fund's investment adviser and administrator; and First Data Investor Services Group, Inc. (the "Transfer Agent"), the Fund's transfer agent. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended February 28, 1997, has previously been furnished to all shareholders of the Fund. This Proxy Statement is first being mailed to shareholders on or about May 7, 1997. The Fund will provide, without charge, additional copies of the annual report to any shareholder upon request by calling 1-800-331-1710.


     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of common stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and bro ker "non-votes" will have no impact on the requisite approval of the Proposals.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on April 7, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of common stock,which has a par value of $0.001 per share. On April 7, 1997, there were 42,729,032.394 Shares outstanding. Each shareholder is entitled to one vote for each full Share and a proportionate fraction of a vote for each fractional Share held.

     As of April 7, 1997, Cede & Co., a nominee partnership of Depository Trust Company, held 41,810,392 or 97.85% of the Shares outstanding.


     As of the close of business on April 7, 1997, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) to the knowledge of the Board of Directors of the Fund
owned beneficially more than 5% of the outstanding shares of the Fund.
As of the
Record Date, the Fund's officers and Directors beneficially owned less than 1% of the outstanding Shares.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers") were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

      Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the meeting in person or by proxy by the shareholders of the Fund voting on the matter.

PROPOSAL 1: ELECTION OF DIRECTORS


     The first proposal to be considered at the Meeting is the election of two
(2) of the six (6) Directors (the "Class II Directors") of the Fund for a period of three years or until their successors shall have been elected and qualified. The Class II Directors' terms shall expire in 2000. Each year the term of office of one class of Directors expires.

     Each of the nominees currently serves as a Director of the Fund and has indicated that he will continue to serve if elected, but if either nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.


     Set forth below are the names of the two nominees for re-election to the Fund's Board of Directors, together with certain other information:

                                                                  Number (and
                                                                 Percentage)of
                                                                  Fund Shares
Name, Age, Principal Occupation and       Served as              Beneficially
Other Business Experience During the     a Director              Owned* as of
Past Five Years                             Since       Class    April 7, 1997
------------------------------------     ----------     -----    ---------------

Paolo M. Cucchi, age 55.............        1993         II           200(a)
  Dean of College of Liberal Arts at                              (less than 1%)
  Drew University. Director of two
  investment companies associated with
  Smith Barney.


Andrea Farace, age 41...............        1993         II           11,708
  Effective May 30, 1997, Chairman &                              (less than 1%)
  Chief Executive Officer of Foamex
  International Inc. and Vice Chairman of
   the Executive Committee of Trace
   International Holdings Inc. and prior
   to May 30, 1997, President and
  Director of Trace International
  Holdings, Inc.; prior to December
  1994, Executive Vice President and
  Managing Director of Trace
  International Holdings Inc.; prior to
  March 1993, Senior Vice President of
  Trace Internatio nal Holdings Inc.


----------
(a) Represents shares owned by Director's family.

* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.


     The remainder of the Board constitutes the Class III and Class I directors (as indicated by the Number III or I), none of whom will stand for election at the Meeting, as their terms will expire in 1998 and 1999, respectively.

                                                                  Number (and
                                                                 Percentage)of
                                                                  Fund Shares
Name, Age, Principal Occupation and       Served as              Beneficially
Other Business Experience During the     a Director              Owned* as of
Past Five Years                             Since       Class    April 7, 1997
------------------------------------     ----------     -----    ---------------

Alessandro di Montezemolo, age 78.......    1993         III         None
  Retired; Director of two investment
  companies associated with Smith
  Barney and a Director of Offit Bank;
  formerly Chairman of the Board of
  Marsh & MacLennan.


**Heath B. McLendon, age 63.............    1993         III           751
  Managing Director of Smith Barney                               (less than 1%)
  Inc., Chairman of Smith Barney
  Strategy Advisers, Inc. and Director
  and President of SBMFM and of
  Travelers Investment Advisers, Inc.
  ("TIA"). Director of forty-two investment companies associated with Smith
  Barney. ; prior to July 1993, Senior
  Executive Vice President of Shearson
  Lehman Brothers Inc., Vice Chairman
  of Asset Management Division of
  Shearson Lehman Brothers Inc.

Dr. Paul Hardin, age 65.................    1993         I             908
  Interim President of University of
  Alabama at Birmingham; Professor of
  Law at the University of North
  Carolina at Chapel Hill and a
  Director of The Summit
  Bancorporation. Director of twelve
  investment companies associated with
  Smith Barney. Formerly, Chancellor of
  the University of North Carolina at
  Chapel Hill.


George M. Pavia, age 69.................    1993         I            None
  Senior Partner, Pavia & Harcourt,
  Attorneys. Director of two investment
  companies associated with Smith
  Barney.

James Crisona, age 89 (Director emeritus)   1993         ++           None
  Retired; formerly a Justice of the
  Supreme Court of the State of New York.

--------
* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.


** Interested person of the Fund as defined in the 1940 Act.


++ Director emeritus may attend meetings but has no voting rights.

     Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc., and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended February 28, 1997, all filing requirements applicable to such persons were complied with.


     The names of the principal officers of the Fund, with the exception of Mr. McLendon, are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.


                                                 Principal Occupations and Other
                                 Position            Affiliations During the
Name                       (year first elected)          Past Five Years
----                       --------------------          ---------------


Jessica M. Bibliowicz,
age 37................     President (1995)      Executive Vice President of
                                                   Smith Barney Inc., Chairman
                                                   and CEO of SBMFM and TIA;
                                                   prior to 1994, Director of
                                                   Sales and Marketing for
                                                   Prudential Mutual Funds.


John C. Bianchi,
age 40................     Vice President        Managing Director of SBMFM;
                           and Investment          prior to July 1993, Managing
                           Officer (1993)          Director of Shearson Lehman
                                                   Advisors.


Lewis E. Daidone,
age 39................     Senior Vice           Managing Director of Smith
                           President and           Barney Inc.; Director and
                           Treasurer (1994)        Senior Vice President of
                                                   SBMFM and TIA.

Christina T. Sydor,
age 46................     Secretary (1994)      Managing Director of Smith
                                                   Barney Inc.; General Counsel
                                                   and Secretary of SBMFM and
                                                   TIA.

     The principal business address of each of the principal officers of the Fund is 388 Greenwich Street, New York, New York 10013.

     No officer, director, or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund.The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser and administrator, a fee of $5,000 per year plus $500 per regular in-person meeting attended and $100 per telephone meeting attended. The Fund pays the Director Emeritus a fee of $2,500 per year plus $250 per regular in-person meeting attended and $50 per telephone meeting attended. The Fund also reimburses each Director's actual out of pocket expenses relating to attendance at meetings. The aggregate compensation paid by the Fund to such Directors (including reimbursement for travel and out-of-pocket expenses) during the fiscal year ended February 28, 1997 amounted to $43,800.00.

                                                   Total        Number of Funds
                                    Total      Compensation   for which Director
            Name of             Compensation    from Fund       Serves within
            Director             from Fund       Complex         Fund Complex
            --------             ---------       -------         ------------

Paolo M. Cucchi..............      $7,000         $17,600             2

Alessandro di Montezemolo....       7,000          17,600             2

Andrea Farace................       7,000          20,750             2

Paul Hardin..................       6,500          76,850            12

Heath B. McLendon*...........        --             --               42

George M. Pavia..............       7,000          17,600             2

James J. Crisona+............       3,500          20,575            10




--------
* Designates an "interested director."


+ Upon attainment of age 80 Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.


     During the fiscal year ended February 28, 1997, the Directors of the Fund met four times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended February 28, 1997, the Audit Committee met once. All of the members of the Audit Committee attended the meeting.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON- INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.


     The second proposal to be considered at the Meeting is the ratification of the selection of KPMG Peat Marwick LLP ("KPMG") as the independent public auditors for the Fund for the fiscal year ending February 28, 1998.

     On February 12, 1997, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, a majority of the independent auditors by a vote cast in person, subject to ratification by the shareholders at the Meeting, (the entire Board concurred in the selection)selected KPMG as the Fund's independent auditors for and during the fiscal year ending February 28, 1998. KPMG also serves as independent auditor for SBMFM, other investment companies associated with Smith Barney and for SBMFM's ultimate parent corporation, Travelers Group Inc. ("Travelers"). KPMG has no direct or material indirect financial interest in the Fund, SBMFM, Travelers or any other investment company sponsored by SBMFM or its affiliates.

     If the Fund receives a written request from any shareholder at least five days prior to the meeting stating that the shareholder will be present in person at the meeting and desires to ask questions of the auditor concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the meeting who will respond to appropriate questions and have an opportunity to make a statement.


Required Vote

     Ratification of the selection of KPMG as independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.


     THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON- INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDER'S REQUEST FOR SPECIAL MEETING


     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS


     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1998 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 16, 1998 as the Fund expects that the 1998 Meeting will be held in June of 1998.

May 7, 1997


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

MANAGED HIGH INCOME PORTFOLIO INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
The undersigned holder of shares of Managed High Portfolio Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Robert
M. Nelson
attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of
Shareholders of Managed High Income Portfolio Inc. to be held at the offices of the Fund, 388
Greenwich Street, New York, New York on June 6, 1997 at 11:00 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 7, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.  SEE REVERSE SIDE

X  Please vote as in this example
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AS DIRECTORS AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS			     FOR	     WITHHELD
	Nominees:  P.M. Cucchi,
		     A Farace
_____________________________________________________________________________
For both nominees except as noted above

2.	To ratify the selection of KPMG Peat Marwick LLP as      FOR     AGAINST
	ABSTAIN
	independent accounts for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, either may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

		Signature:___________________________Date:
		Signature:___________________________Date: